                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                        ODS NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                        ODS NETWORKS, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
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     (4) Date Filed:
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
                                     [LOGO]

                             1101 EAST ARAPAHO ROAD
                            RICHARDSON, TEXAS 75081
                                 (972) 234-6400

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 21, 1999

                            ------------------------

TO THE STOCKHOLDERS OF

  ODS NETWORKS, INC.:

    NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of ODS Networks, Inc. (the "Company") will be held at the Holiday Inn Richardson Select, 1655 N. Central Expressway, Richardson, Texas, at 10:00 A.M., local time, on Wednesday, April 21, 1999, for the following purposes:

    (1) To elect seven (7) directors to serve until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

    (2) To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending December 31, 1999; and

    (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The record date for determining those stockholders who will be entitled to notice of, and to vote at, the Meeting and at any adjournment thereof is March 2, 1999. A list of stockholders entitled to vote at the Meeting will be available for inspection at the offices of the Company.

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE MEETING, TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO BY VOTING IN PERSON AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Timothy W. Kinnear
                                          SECRETARY

Richardson, Texas
March 20, 1999

                               ODS NETWORKS, INC.
                             1101 EAST ARAPAHO ROAD
                            RICHARDSON, TEXAS 75081

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 21, 1999

                            ------------------------

                    SOLICITATION AND REVOCABILITY OF PROXIES

    The enclosed proxy (the "Proxy") is being solicited on behalf of the Board of Directors (the "Board") of ODS Networks, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the Holiday Inn Richardson Select, 1655 N. Central Expressway, Richardson, Texas, at 10:00 A.M., local time, on Wednesday, April 21, 1999, or at such other time and place to which the Meeting may be adjourned. Proxies, together with copies of this Proxy Statement, are being mailed to stockholders of the Company on or about March 20, 1999.

    Execution and return of the enclosed Proxy will not affect a stockholder's right to attend the Meeting and to vote in person. Any stockholder executing a Proxy retains the right to revoke it at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later Proxy or by voting the shares in person at the Meeting. If you attend the Meeting and vote in person by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted. A Proxy, when executed and not revoked, will be voted in accordance with the instructions thereon. In the absence of specific instructions, Proxies will be voted by those named in the Proxy "FOR" the election as directors of those nominees named in the Proxy Statement, "FOR" the proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company, and in accordance with their best judgment on all other matters that may properly come before the Meeting.

    The enclosed form of Proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the Proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the Proxy in the space provided.

                       RECORD DATE AND VOTING SECURITIES

    Only stockholders of record at the close of business on March 2, 1999, are entitled to notice of and to vote at the Meeting. The stock transfer books of the Company will remain open between the record date and the date of the Meeting. A list of stockholders entitled to vote at the Meeting will be available for inspection at the executive offices of the Company. On March 2, 1999, the Company had issued and outstanding 18,535,528 shares of Common Stock, $.01 par value (the "Common Stock"), which is the only class of its capital stock outstanding. In addition, under the rules of the Nasdaq Stock Market, brokers who hold stock in street name have the authority to vote on certain routine matters when they have not received instructions from beneficial owners.

                               QUORUM AND VOTING

    The presence at the Meeting, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum. For each share held, holders of Common Stock are entitled to one vote on each matter to be voted on at the Meeting including the election of directors. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, present in person or by Proxy, is required for the approval of each matter submitted to the Meeting except the election of directors. For such matter, the seven nominees receiving the greatest number of votes shall be deemed elected even though receiving the affirmative vote of less than a majority of the outstanding shares entitled to be voted at the Meeting. Additionally, in the election of directors, cumulative voting is prohibited and Proxies cannot be voted for more than seven nominees.

    All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on matters presented at the Meeting and will have the same effect as negative votes whereas broker non-votes will not be counted for purposes of determining whether a matter has been approved.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of March 2, 1999, unless otherwise indicated, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee as a director of the Company, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation Section below and all current directors and executive officers of the Company as a group. The persons and entities named in the table have sole voting and investment power with respect to all such shares owned by them, unless otherwise indicated.

                                                                                  AMOUNT AND NATURE OF   PERCENT OF
NAME OF BENEFICIAL OWNER OR GROUP(1)                                              BENEFICIAL OWNERSHIP      CLASS
--------------------------------------------------------------------------------  --------------------  -------------
G. Ward Paxton(2)...............................................................         1,306,250              7.0%
T. Joe Head(3)..................................................................         2,399,760             12.9
Science Applications International Corporation(4)...............................         1,668,800              8.9
Donald M. Johnston(5)...........................................................            45,427                *
J. Fred Bucy(6).................................................................            44,000                *
William A. Roper, Jr.(7)........................................................             3,000                *
Douglas M. Schrier..............................................................                --                *
Eric H. Gore(8).................................................................            45,800                *
John W. Howland(9)..............................................................            18,700                *
Timothy W. Kinnear(10)..........................................................            10,750                *
All directors and executive officers as a group (13 persons)(11)................         4,228,798             22.5

------------------------

   * Represents beneficial ownership of less than 1% of the outstanding shares of Common Stock.

 (1) The addresses of the persons or entities shown in the foregoing table who are beneficial owners of more than 5% of the Common Stock are as follows:
     G. Ward Paxton and T. Joe Head, 1101 East Arapaho Road, Richardson, Texas 75081; and Science Applications International Corporation, 10260 Campus Point Drive, San Diego, CA 92121.

 (2) Includes 33,700 shares which G. Ward Paxton may effectively acquire upon the exercise of options within 60 days of March 2, 1999.

 (3) Includes 27,200 shares which Mr. Head may effectively acquire upon the exercise of options within 60 days of March 2, 1999.

 (4) Shares beneficially held at December 31, 1998, by Science Applications International Corporation.

 (5) Includes 20,000 shares which Mr. Johnston may acquire upon the exercise of options within 60 days of March 2, 1999.

 (6) Includes 30,000 shares which Mr. Bucy may acquire upon the exercise of options within 60 days of March 2, 1999.

 (7) Represents shares beneficially held at December 31, 1998 by Mr. Roper.

 (8) Includes 36,800 shares which Mr. Gore may effectively acquire upon the exercise of options within 60 days of March 2, 1999.

 (9) Represents shares which Mr. Howland may effectively acquire upon the exercise of options within 60 days of March 2, 1999.

 (10) Includes 10,000 shares which Mr. Kinnear may effectively acquire upon the exercise of options within 60 days of March 2, 1999.

 (11) Includes an aggregate of 262,000 shares which may be effectively acquired upon the exercise of options within 60 days of March 2, 1999. Includes 5,000 shares held by the spouse of an officer as to which beneficial ownership is disclaimed by such officer.

                             ELECTION OF DIRECTORS

    The Company's Board of Directors for the ensuing year will consist of seven directors who are each to be elected at the Meeting for a term of office expiring at the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. It is intended that the persons named in the following table will be nominated as directors of the Company and that the persons named in the accompanying Proxy, unless otherwise directed, will vote for the election of such nominees at the Meeting. Each of the nominees has indicated his willingness to serve as a member of the Board of Directors, if elected. However, in the event any nominee shall become unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders will be vested with discretionary authority in such instance to vote the enclosed Proxy for such substitute as the Board of Directors shall designate.

    The following slate of seven nominees has been nominated by the Board of
Directors:

                                                                                                                 DIRECTOR
NAME OF NOMINEE                                       AGE                        POSITION(S)                       SINCE
------------------------------------------------      ---      -----------------------------------------------  -----------
G. Ward Paxton..................................          63   Chairman of the Board, President, Chief
                                                               Executive Officer and Director                         1983
J. Fred Bucy(1)(2)..............................          70   Director                                               1993
T. Joe Head.....................................          42   Executive Vice President and Director                  1983
Donald M. Johnston(1)(2)........................          49   Director                                               1983
Timothy W. Kinnear..............................          35   Executive Vice President, Chief Operating
                                                               Officer, Chief Financial Officer, Corporate
                                                               Secretary, Treasurer and Director                      1998
William A. Roper, Jr.(1)(2).....................          52   Director                                               1998
Douglas M. Schrier(1)(2)........................          33   Director                                               1998

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    G. WARD PAXTON is co-founder of the Company and has served as Chairman of the Board, President, Chief Executive Officer and a director since the Company's inception in September 1983 and served as Chief Financial Officer from 1983 until 1994. Prior to founding the Company, Mr. Paxton was Vice President of Honeywell Optoelectronics, a division of Honeywell, Inc., from 1978 to 1983. From 1969 to 1978, Mr. Paxton was Chairman of the Board, President, Chief Executive Officer and founder of Spectronics, Inc., which was acquired by Honeywell, Inc. in 1978. Prior to founding Spectronics, Inc., Mr. Paxton held various managerial and technical positions at Texas Instruments Incorporated from 1959 to 1969. Mr. Paxton holds Ph.D., M.S. and B.S. degrees in Physics from the University of Oklahoma. Mr. Paxton holds no other directorships.

    J. FRED BUCY has served as a director of the Company since 1993. Mr. Bucy was employed in various technical and managerial capacities by Texas Instruments Incorporated ("TI") from 1953 through his retirement in 1985. At the time of his retirement, Mr. Bucy was President, Chief Executive Officer and a director of TI. Among other activities, Mr. Bucy is a member of the Coordinating Board Advisory Committee on Research of the Texas College and University System; a Trustee of Southwest Research Institute; a former member of the Board of Regents of Texas Tech University and Texas Tech University Health Sciences Center from 1973 to 1991, including four years as its Chairman; and currently (re-appointed by Governor George W. Bush in 1995) Chairman of the Texas National Research Laboratory Commission. Mr. Bucy has been accorded Distinguished Alumnus and Distinguished Engineer Awards by Texas Tech University, is a fellow of the Institute of Electrical and Electronics Engineers, a member of National Academy of Engineers, and is a life member of the Navy League. Mr. Bucy was awarded an honorary Doctor of Science degree from Texas Tech University in 1994.

    T. JOE HEAD is co-founder of the Company and has served as Executive Vice President since 1998 and Senior Vice President and a director since its inception in September 1983. Prior to co-founding the Company, Mr. Head held the positions of Product Marketing Manager and Marketing Engineer of Honeywell Optoelectronics from 1980 to 1983. Mr. Head holds a B.S. degree in Electrical Engineering from Texas A & M University. Mr. Head is also a director of Blue Ridge Networks, Inc., an affiliate of the Company. Blue Ridge Networks, Inc. provides secure remote access products for local and wide area networks.

    DONALD M. JOHNSTON has served as a director of the Company since November 1983. Mr. Johnston is President and Chief Executive Officer of Massey Burch Capital Corp., a venture capital firm focusing on investments in the South. He served as President of Massey Burch Investment Group, Inc., a venture capital firm ("Massey Burch"), from 1990 until December 1993, and he has been a principal of that firm since 1982. Prior to joining Massey Burch, Mr. Johnston was the President of InterFirst Venture Corporation, a venture capital subsidiary of Interfirst Bancshares, Inc., and the Executive Director of First Dallas, Ltd., a corporate finance group in London, England. Mr. Johnston holds a B.A. degree from Vanderbilt University and an M.B.A. degree from Southern Methodist University. Mr. Johnston is not a director of any other publicly-held company.

    TIMOTHY W. KINNEAR has served as a director of the Company since November 1998. Mr. Kinnear is Executive Vice President, Chief Operating Officer, Chief Financial Officer, Corporate Secretary and Treasurer of the Company. Mr. Kinnear has served as Vice President and Chief Financial Officer of the Company since September of 1996 and has served as Corporate Secretary and Treasurer since May 1998. Prior to joining the Company, Mr. Kinnear held various managerial positions, including Vice President of Finance, at Cyrix Corporation from 1992 to 1996. Prior to joining Cyrix Corporation, Mr. Kinnear held various positions, including Audit Manager, at Ernst & Young from 1986 to 1992. Mr. Kinnear holds a B.B.A. degree in Accounting from Texas Tech University.

    WILLIAM A. ROPER, JR. has served as a director of the Company since September 1998. Mr. Roper is Senior Vice President and Chief Financial Officer of Science Applications International Corporation ("SAIC"). Prior to joining SAIC, Mr. Roper served as Executive Vice President and Chief Financial

Officer of Intelogic Trace, Inc., from 1987 to 1990. Prior to joining Intelogic Trace, Inc., Mr. Roper held various positions, including Corporate Vice President and Treasurer at Bell & Howell Company. Mr. Roper holds a B.A. in Mathematics from the University of Mississippi. Mr. Roper is a graduate of the Southwestern Graduate School of Banking at Southern Methodist University and a graduate of the Financial Management Program at Stanford University. Mr. Roper is also a director of Network Solutions, Inc. Network Solutions, Inc. provides Internet address registration, intranet development and network security services.

    DOUGLAS M. SCHRIER has served as a director of the Company since November 1998. Mr. Schrier is the Senior Vice President for Acquisitions and Strategic Ventures at SAIC. Prior to joining SAIC, Mr. Schrier co-founded Multum Information Services in Denver, Colorado and served as the Company's Chief Operating Officer and Chief Financial Officer for over five years. Multum develops and markets expert drug information systems for the health care industry. Mr. Schrier has also held positions at Salomon Brothers Inc. where he was an Associate in the Venture Capital Group and at Prudential-Bache Capital Funding where he worked as an Associate in Corporate Finance. Mr. Schrier holds a M.B.A. from Columbia Business School with concentrations in Finance and Accounting. Mr. Schrier also holds a B.A. from DePauw University with a major in Economics and a minor in Art History.

    All directors of the Company hold office until the next ensuing annual meeting of stockholders or until their respective successors are duly elected and qualified. All officers of the Company are elected annually by the Board of Directors and serve at the discretion of the Board. There are no family relationships between any director or officer of the Company and any other such person.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF SUCH
NOMINEES.

                       BOARD OF DIRECTORS AND COMMITTEES

    The business affairs of the Company are managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis during the fiscal year of the Company to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings as required from time to time when important matters arise requiring Board action between scheduled meetings. The Board of Directors or its authorized committees met twenty-nine times during the 1998 fiscal year. During fiscal year 1998, each incumbent director participated in at least 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (ii) the total number of meetings of all committees of the Board on which he served (during the period that he served).

    The Board of Directors has established Audit and Compensation Committees to devote attention to specific subjects and to assist it in the discharge of its responsibilities. The Company does not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors as a whole. The functions of the Audit Committee and the Compensation Committee, their current members and the number of meetings held during fiscal year 1998 are described below.

    AUDIT COMMITTEE. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent auditors for the Company and monitors the performance and independence of such firm. The Audit Committee also reviews and approves the scope of the annual audit and quarterly reviews and evaluates the Company's annual audit and annual consolidated financial statements with the independent auditors. In addition, the Audit Committee reviews with management the status and effectiveness of internal accounting controls; and evaluates all public financial reporting documents of the Company. Donald M. Johnston (Chairman), Robert Anderson, J. Fred Bucy, William A. Roper, Jr., and Douglas M. Schrier are members of the Audit Committee. The Audit Committee met four times during the 1998 fiscal year.

    COMPENSATION COMMITTEE. The Compensation Committee is empowered to advise management and make recommendations to the Board of Directors with respect to the compensation and other employment benefits of executive officers and key employees of the Company. The Compensation Committee also administers the Company's Incentive Stock Option Plans (the "Stock Option Plans") for officers and key employees and the Company's incentive bonus programs for executive officers and salaried non-sales employees. The Compensation Committee is authorized, among other powers, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be granted pursuant to the Stock Option Plans. The Compensation Committee is currently comprised of Robert Anderson (Chairman), J. Fred Bucy, Donald M. Johnston, William A. Roper, Jr., and Douglas M. Schrier. The Compensation Committee met ten times during the 1998 fiscal year.

                       PROPOSAL TO RATIFY THE APPOINTMENT
                            OF INDEPENDENT AUDITORS

    The Board of Directors has appointed Ernst & Young LLP, independent auditors, to serve as independent auditors of the Company and to audit its consolidated financial statements for fiscal year 1999, subject to approval by stockholders at the Meeting. Ernst & Young LLP, has served as the Company's independent auditors since the Company's inception and is, therefore, familiar with its affairs and financial procedures. To the knowledge of management of the Company, neither such firm nor any of its members has any direct or material indirect financial interest in the Company, nor any connection with the Company in any capacity other than as independent auditors.

    Although stockholder ratification and approval of this appointment is not required by law or otherwise, in keeping with the Company's policy that its stockholders should be entitled to a voice in this regard and as a matter of good corporate practice, the Board of Directors is seeking ratification of this appointment. If the appointment is not ratified, the Board of Directors must then determine whether to appoint other auditors prior to the end of the current fiscal year. In such case, the opinions of stockholders will be taken into consideration.

    The following resolution concerning the ratification of the appointment of independent auditors will be submitted to the Meeting:

    "RESOLVED, that the appointment by the Board of Directors of the Company of Ernst & Young LLP, independent auditors, to audit the consolidated financial statements and related books, records, and accounts of the Company and its subsidiaries for the fiscal year ending December 31, 1999, is hereby ratified."

    A representative of Ernst & Young LLP, the Company's independent auditors for fiscal year 1998, is expected to be in attendance at the Meeting and will be afforded the opportunity to make a statement. The representative will also be available to respond to appropriate questions.

    The enclosed Proxy will be voted as specified, but if no specification is made, it will be voted in favor of the adoption of the resolution of ratification.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION INFORMATION

    The following table sets forth certain summary information regarding all cash compensation earned by the Company's Chief Executive Officer and each of the Company's four other most highly compensated executive officers (the "Named Executive Officers") for the last three fiscal years in all capacities in which they served the Company and its subsidiaries for such period.

                           SUMMARY COMPENSATION TABLE

                                                                                                LONG-TERM COMPENSATION
                                                                                            ------------------------------
                                                                                                        AWARDS
                                                           ANNUAL COMPENSATION              ------------------------------
                                               -------------------------------------------                    SECURITIES
                                                                          OTHER ANNUAL        RESTRICTED      UNDERLYING
                                                              BONUS       COMPENSATION      STOCK AWARD(S)      OPTIONS
NAME AND PRINCIPAL POSITION           YEAR      SALARY($)    ($)(1)            ($)                ($)           (#)(2)
----------------------------------  ---------  -----------  ---------  -------------------  ---------------  -------------
G. Ward Paxton, ..................       1998   $ 312,500          --              --                 --              --
  Chairman of the Board, President       1997     325,000          --              --                 --          26,000
  and Chief Executive Officer            1996     325,000          --              --                 --          17,500

T. Joe Head, .....................       1998     235,833          --              --                 --              --
  Executive Vice President               1997     245,000          --              --                 --          21,000
                                         1996     245,000          --              --                 --          14,000

Eric H. Gore, ....................       1998     112,200      84,000              --                 --          50,000
  Vice President--Strategic              1997      90,000      97,801              --                 --          10,000
  Business Development                   1996      80,000     136,658              --                 --          16,000

John W. Howland ..................       1998     118,517     151,720              --                 --          50,000
  Vice President--North American         1997     105,000     111,584              --                 --           8,500
  Sales                                  1996      90,000     237,338              --                 --          11,500

Timothy W. Kinnear, ..............       1998     207,500          --              --                 --          50,000
  Executive Vice President, Chief        1997     205,000          --              --                 --          15,000
  Operating Officer, Chief               1996      56,875          --              --                 --          20,000
  Financial Officer, Corporate
  Secretary and Treasurer(4)

                                       PAYOUTS
                                    -------------     ALL OTHER
                                    LTIP PAYOUTS    COMPENSATION
NAME AND PRINCIPAL POSITION              ($)           ($)(3)
----------------------------------  -------------  ---------------
G. Ward Paxton, ..................           --       $   1,600
  Chairman of the Board, President           --           1,600
  and Chief Executive Officer                --           1,500
T. Joe Head, .....................           --           1,600
  Executive Vice President                   --           1,600
                                             --           1,500
Eric H. Gore, ....................           --           1,600
  Vice President--Strategic                  --           1,600
  Business Development                       --           1,500
John W. Howland ..................           --           1,600
  Vice President--North American             --           1,600
  Sales                                      --           1,460
Timothy W. Kinnear, ..............           --           1,600
  Executive Vice President, Chief            --           1,600
  Operating Officer, Chief                   --              --
  Financial Officer, Corporate
  Secretary and Treasurer(4)

------------------------------

(1) Represents bonus compensation earned during the fiscal year indicated, a portion of which may have been or will be paid during the subsequent fiscal year.

(2) Incentive stock options to acquire shares of Common Stock issued pursuant to the Company's Stock Option Plans, and includes all options granted in 1998 including options regranted on January 30, 1998 and December 14, 1998. Options granted in 1996 and 1997 to Mr. Gore, Mr. Howland, and Mr. Kinnear were cancelled on January 30, 1998 pursuant to the stock option exchange program described in the section of this Proxy Statement entitled "Exchange of Stock Options in 1998". A portion of stock options granted in 1998 to Mr. Gore and Mr. Howland were cancelled on December 14, 1998 pursuant to the stock option exchange program described in the section of this Proxy Statement entitled "Exchange of Stock Options in 1998".

(3) This amount consists of the annual employer matching payments to the Company's qualified 401(k) Savings Plan.

(4) Mr. Kinnear's date of initial employment was September 16, 1996.

OPTION GRANTS DURING FISCAL YEAR 1998

    The following table provides information related to options to acquire shares of Common Stock granted to the Named Executive Officers during fiscal year 1998. The Company did not grant any stock appreciation rights during fiscal year 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                    POTENTIAL REALIZABLE
                                                         INDIVIDUAL GRANTS                            VALUE AT ASSUMED
                                  ----------------------------------------------------------------    ANNUAL RATES OF
                                   NUMBER OF                                                            STOCK PRICE
                                  SECURITIES   PERCENT OF TOTAL                                       APPRECIATION FOR
                                  UNDERLYING    OPTIONS GRANTED    EXERCISE OR BASE                    OPTION TERM(1)
                                    OPTIONS     TO EMPLOYEES IN          PRICE         EXPIRATION   --------------------
NAME                              GRANTED(#)      FISCAL YEAR        ($/SHARE)(4)         DATE        5%($)     10%($)
--------------------------------  -----------  -----------------  -------------------  -----------  ---------  ---------
G. Ward Paxton..................          --              --                  --               --          --         --

T. Joe Head.....................          --              --                  --               --          --         --

Eric H. Gore....................      10,000(2)          0.64%              7.38          1/21/08      46,412    117,618
                                      26,000(2)          1.66               7.50          1/30/08     122,634    310,780
                                      14,000(3)          0.89               2.50         12/14/08      22,011     55,781

John W. Howland.................       8,000(2)          0.51               7.38          1/21/08      37,130     94,095
                                      14,500(2)          0.92               7.50          1/30/08      68,392    173,319
                                      10,000(2)          0.64               3.50          11/2/08      22,011     55,781
                                      17,500(3)          1.11               2.50         12/14/08      27,514     69,726

Timothy W. Kinnear..............      15,000(2)          0.95               7.38          1/21/08     165,085    418,357
                                      35,000(2)          2.23               7.50          1/30/08      69,619    176,427

------------------------

(1) The potential realizable value illustrates the value that may be realized upon exercise of the options immediately prior to the expiration of their respective terms, assuming the specified compounded rates of appreciation of the Company's Common Stock over the term of each option. These values do not take into account provisions of each option providing for termination of the option following cessation of employment, nontransferability or effective vesting over three to five years.

(2) Stock options to acquire shares of Common Stock granted pursuant to the Company's Stock Option Plans, each of which was for a term of ten years from date of grant, effectively vested and was exercisable with respect to 20% of the shares covered thereby on each anniversary date thereof, was nontransferable and subject to termination under certain conditions upon cessation of employment of the optionee. Stock options to acquire 35,000 shares of Common Stock with an exercise price of $7.50 per share were granted to Mr. Kinnear under the Company's stock exchange program on January 30, 1998 (Initial Exchange Program). Stock options to acquire 26,000 shares and options to acquire 14,500 shares each with an exercise price of $7.50 per share were granted to Mr. Gore and Mr. Howland respectively, as part of the Initial Exchange Program. A portion of the stock options granted in 1998 to Mr. Gore and Mr. Howland were cancelled under an additional stock option exchange program. Details of the Company's stock option exchange programs are more fully described below. See "Exchange of Stock Options in 1998".

(3) Incentive stock options to acquire shares of Common Stock pursuant to the Company's Stock Option Plans, each of which was for a term of ten years from date of grant, effectively vested and was exercisable with respect to 33.3% of the shares covered thereby on each anniversary date thereof, was nontransferable and subject to termination under certain conditions upon cessation of employment of the optionee. These options were part of the exchange program on December 14, 1998 pursuant to the stock option exchange program described in the section of this Proxy Statement entitled "Exchange of Stock Options in 1998".

(4) The exercise price per share of each option was equal to 100% of the fair market value of the Common Stock per share on the date of grant.

OPTION EXERCISES AND FISCAL YEAR END HOLDINGS

    The following table sets forth information with respect to options exercised by the Named Executive Officers during fiscal year 1998 and the number and value of options held at fiscal year end. No stock appreciation rights were exercised during fiscal 1998 and no stock appreciation rights were outstanding at year end.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                       NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                      UNDERLYING UNEXERCISED     IN-THE- MONEY OPTIONS AT
                                                                     OPTIONS AT FY-END(#)(2)         FY-END($)(1)(2)
                              SHARES ACQUIRED ON        VALUE       --------------------------  --------------------------
NAME                              EXERCISE(#)        REALIZED($)    EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------  -------------------  ---------------  -----------  -------------  -----------  -------------
G. Ward Paxton..............              --                 --         21,800        37,700            --            --
T. Joe Head.................              --                 --         17,600        30,400            --            --
Eric H. Gore................              --                 --         28,800        41,200     $   2,500     $   7,000
John W. Howland.............              --                 --         14,000        39,800            --     $   8,750
Timothy W. Kinnear..........              --                 --             --        50,000            --            --

------------------------

(1) The closing price for the Company's Common Stock as reported by The Nasdaq Stock Market (National Market System) on December 31, 1998, was $3.00 per share. The indicated value is calculated on the basis of the difference between the option exercise price per share and $3.00, multiplied by the number of shares of Common Stock underlying each "in-the-money" option.

(2) Except as to Messrs. Paxton, Head and Kinnear, certain of the incentive stock options shown as exercisable and unexercisable by the other named executives were part of the exchange program pursuant to the Company's stock option exchange program described in the section of this Proxy Statement entitled "Exchange of Stock Options in 1998".

                  TEN-YEAR OPTION REPRICING OR EXCHANGE TABLE

INFORMATION REGARDING EXCHANGE OF OPTIONS

    The following table sets forth (i) information with respect to each of the Company's Named Executive Officers who participated in the Company's Stock Option Exchange Programs during fiscal 1998 and (ii) information with respect to all former or current executive officers of the Company concerning their participation in any stock option exchange program implemented by the Company since the Company became a reporting company pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended.

                                        NUMBER OF
                                        SECURITIES      MARKET PRICE OF    EXERCISE PRICE                   LENGTH OF ORIGINAL
                                        UNDERLYING      STOCK AT TIME OF     AT TIME OF                    OPTION TERM REMAINING
                                     OPTIONS REPRICED     REPRICING OR      REPRICING OR    NEW EXERCIE    AT DATE OF REPRICING
NAME AND POSITION            DATE    OR EXCHANGED(#)        EXCHANGE          EXCHANGE         PRICE            OR EXCHANGE
-------------------------  --------  ----------------   ----------------   --------------   ------------   ---------------------

Timothy W. Kinnear, .....   1/30/98       20,000             $7.50             $18.38          $7.50          44 of 60 months
  Executive Vice            1/30/98       15,000             $7.50             $13.88          $7.50          48 of 60 months
  President, Chief
  Operating Officer,
  Chief Financial
  Officer, Corporate
  Secretary and Treasurer

Eric H. Gore, ...........   1/30/98        8,000             $7.50             $23.25          $7.50          36 of 60 months
  Vice                      1/30/98        8,000             $7.50             $21.00          $7.50          43 of 60 months
  President--Strategic      1/30/98       10,000             $7.50             $13.88          $7.50          48 of 60 months
  Business Development     12/14/98       14,000             $2.50             $ 7.50          $2.50          49 of 60 months

                                        NUMBER OF
                                        SECURITIES      MARKET PRICE OF    EXERCISE PRICE                   LENGTH OF ORIGINAL
                                        UNDERLYING      STOCK AT TIME OF     AT TIME OF                    OPTION TERM REMAINING
                                     OPTIONS REPRICED     REPRICING OR      REPRICING OR    NEW EXERCIE    AT DATE OF REPRICING
NAME AND POSITION            DATE    OR EXCHANGED(#)        EXCHANGE          EXCHANGE         PRICE            OR EXCHANGE
-------------------------  --------  ----------------   ----------------   --------------   ------------   ---------------------
Garry L. Hemphill,  .....   1/30/98       10,000             $7.50             $23.25          $7.50          36 of 60 months
  Vice President--          1/30/98       15,000             $7.50             $13.88          $7.50          48 of 60 months
  Operations               12/14/98       10,000             $2.50             $ 7.50          $2.50          49 of 60 months

Joseph V. Howard, .......   1/30/98        8,000             $7.50             $23.25          $7.50          36 of 60 months
  Vice President--North     1/30/98       10,000             $7.50             $21.00          $7.50          43 of 60 months
  American Sales            1/30/98       15,000             $7.50             $13.88          $7.50          48 of 60 months

John W. Howland, ........   1/30/98        6,000             $7.50             $21.00          $7.50          43 of 60 months
  Vice President--North     1/30/98        8,000             $7.50             $13.88          $7.50          48 of 60 months
  American Sales           12/14/98        3,000             $2.50             $ 7.38          $2.50          49 of 60 months
                           12/14/98       14,500             $2.50             $ 7.50          $2.50          49 of 60 months

Joe W. Tucker, ..........   1/30/98       10,000             $7.50             $23.25          $7.50          36 of 60 months
  Vice President--          1/30/98        8,000             $7.50             $21.00          $7.50          43 of 60 months
  International Sales       1/30/98       15,000             $7.50             $13.88          $7.50          48 of 60 months

Kandis Tate Thompson, ...   1/30/98        6,000             $7.50             $23.25          $7.50          36 of 60 months
  Controller--Finance and   1/30/98        8,000             $7.50             $13.88          $7.50          48 of 60 months
  Accounting               12/14/98       14,000             $2.50             $ 7.50          $2.50          49 of 60 months
                           12/14/98        6,000             $2.50             $ 7.39          $2.50          49 of 60 months

COMPENSATION OF DIRECTORS

    Messrs. Anderson, Bucy and Johnston receive an annual cash retainer fee of $12,000. Since November 1, 1998 Messrs. Anderson, Bucy and Johnston received a fee of $1,000 for each meeting of the Board of Directors attended (excluding telephonic meetings) and for each meeting of a committee of the Board of Directors attended (exclusive of committee meetings held on the same day as Board meetings). Prior to November 1, 1998 Messrs. Anderson, Bucy and Johnston received a fee of $1,500 for each meeting of the Board of Directors attended (excluding telephonic meetings) and for each meeting of a committee of the Board of Directors attended (exclusive of committee meetings held on the same day as Board meetings). Messrs. Anderson, Bucy and Johnston also receive a fee of $500 for each telephonic meeting attended. Each non-employee director is also reimbursed for all reasonable expenses incurred in attending such meetings. No director who is an employee of the Company or an employee of Science Applications International Corporation receives any fees for service as a director or member of any committee of the Board.

    Each of the Company's non-employee directors is eligible to receive stock options to purchase 20,000 shares of Common Stock under the 1995 Non-Employee Directors Stock Option Plan on the fifth anniversary following the date of the most recent grant under such plan if such non-employee director is serving on the Board. Initial grants of stock options under this plan were awarded on April 27, 1995, to Messrs. Anderson, Bucy and Johnston, current non-employee directors of the Company. Options granted pursuant to the Plan provide for an exercise price per share equal to 100% of the fair market value per share on the date of the grant, have a term of ten years, and are subject to a five-year vesting schedule and certain other conditions. Directors who are employees of Science Applications International Corporation will not be granted options under this plan.

EMPLOYMENT AGREEMENTS

    Neither the Company nor its subsidiaries has any employment agreements with any of its executives.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    GENERAL. The Compensation Committee of the Board of Directors sets the compensation for the Chief Executive Officer, reviews the design, administration and effectiveness of the compensation programs for other key executives, and approves stock option grants for all executive officers. The Compensation Committee is currently composed of five non-employee directors who have no interlocking relationships. The data and information included in the various compensation tables appearing elsewhere in this Proxy Statement should be read in conjunction with and deemed to be a part of this report.

    NAMED EXECUTIVES. This report includes disclosure of the required compensation information for the Company's Chief Executive Officer and its executive officers including the four most highly compensated officers.

    COMPENSATION OBJECTIVES. The Company operates in the highly competitive and rapidly changing high technology industry. The Compensation Committee believes that the compensation programs for executive officers of the Company should be designed to attract, motivate and retain talented executives who contribute to the success of the Company and should be determined within a competitive framework based on the achievement of overall business objectives and financial performance and individual contributions. Within this framework, the Committee's objectives are to:

    - Provide a total compensation program competitive with the compensation practices of organizations in the high technology industry of comparable size to the Company.

    - Provide annual variable incentive awards based on the Company's overall financial performance relative to corporate objectives.

    - Align the financial interests of executive officers with those of stockholders by providing equity-based incentives.

    BASE SALARY. The salaries of the executive officers, including the Chief Executive Officer, are determined annually by the Committee with reference to
(i) salaries paid to executives with similar responsibilities at comparable companies, primarily in the high technology industry, (ii) each officer's performance and (iii) the Company's overall financial results, without specific weighting being attributed to any of these factors. The Compensation Committee believes that the Company must offer salaries within a competitive market range to attract and retain talented executives. However, the Compensation Committee manages salaries for the executive group as a whole in a conservative fashion in order to place more emphasis on incentive compensation. For 1998, the Compensation Committee established the base salaries for each of the Named Executives as indicated in the "Summary Compensation Table" of this report. In November 1998, base salaries were decreased for certain executive officers, including the Chief Executive Officer, of the Company as part of a program to reduce the Company's expense structure.

    INCENTIVE BONUS PLAN. To reinforce the attainment of corporate objectives, the Compensation Committee believes that a substantial portion of the potential annual compensation of each executive officer should be in the form of variable incentive pay. The incentive cash bonus program for executives is established annually by the Compensation Committee based upon the Company's achievement of sales and net income targets established at the beginning of the fiscal year. The incentive plan for executives, other than certain executives in the Company's sales organization, requires a threshold level of Company financial performance before any incentives are awarded. Once the threshold objective for net income of a fiscal year is reached, specific formulas are in place to calculate the actual incentive payment for each executive for such year. In fiscal 1998, the Company did not achieve its threshold level of profitability; thus, non-sales executives, including the Chief Executive Officer and two of the other Named Executives, did not receive any incentive bonus awards. Certain executives in the sales organization, including two of the Named Executives, received incentive sales commission awards in fiscal 1998 based upon the degree of achievement of targeted sales objectives established at the beginning of the fiscal year.

    EQUITY-BASED INCENTIVES. The goal of the Company's equity-based incentive awards is to align the interests of executive officers with stockholders. The Committee determines the value allocated to equity-based incentives according to each executive's position within the Company, individual performance, contributions to achievement of corporate objectives and related factors, and grants stock options to create a meaningful opportunity for stock ownership.

    The Company has previously adopted three Stock Option Plans (collectively, the "Plans"), including the 1983 Incentive Stock Option Plan, the 1987 Incentive Stock Option Plan and the 1995 Stock Option Plan, to provide long-term incentive compensation for eligible participants. Generally, executive officers and other key employees of the Company and its subsidiaries are eligible to participate in the Plans; however, non-employee directors of the Company are not eligible to participate in these Plans. These directors participate in the non-employee director plan. Stock option grants under the Plans provide the right to purchase shares of the Company's Common Stock at fair market value on the date of grant, or in the case of an optionee who at the time of the grant holds more than 10% of the total combined voting securities of the Company, 110% of the fair market value on the date of grant. Stock options generally vest within a three or a five year period and provide terms of five or ten years, as applicable. In 1998, the Compensation Committee and the Board of Directors approved the grant of stock options pursuant to the Plans to the Named Executives indicated in the tables accompanying this report.

    CEO COMPENSATION. The annual base salary for G. Ward Paxton for fiscal 1998 was established by the Compensation Committee based on Mr. Paxton's personal performance of his duties and on salary levels paid to chief executive officers of comparable companies. Mr. Paxton did not receive an incentive bonus award for 1998 because the Company did not achieve its threshold level of profitability established at the beginning of the year. Mr. Paxton's base salary was reduced from $325,000 to $250,000 in November of 1998 as part of a program to reduce the Company's expense structure. Mr. Paxton did not receive an option grant in fiscal 1998.

    EXCHANGE OF STOCK OPTIONS IN 1998. On January 21, 1998, the Compensation Committee of the Board of Directors approved a stock option exchange program (the "Initial Exchange Program"), pursuant to which certain employees and officers holding stock options (i) awarded under the Company's 1987 Incentive Stock Option Plan (the "1987 Plan") in 1997 and (ii) awarded prior to December 31, 1997, under the Company's 1995 Stock Option Plan (the "1995 Plan"), were given the opportunity to exchange such options (the "Existing Options") for new options (the "Initial New Options"), based on the fair market value of the Company's Common Stock at the close of business on January 30, 1998. All outside directors of the Company, the President and Chief Executive Officer, and one Executive Vice President were ineligible to participate in the Exchange Program.

    Pursuant to the Initial Exchange Program, holders of the Existing Options were offered the opportunity to exchange, on a share-for-share basis, such options for Initial New Options having an exercise price of $7.50 per share, the fair market value of the Company's Common Stock on the exchange date of January 30, 1998 (the "Exchange Date"). Each Initial New Option was awarded under the 1995 Plan and vests and is exercisable with respect to 20% of the shares covered thereby on each anniversary date of the Exchange Date. Eligible employees holding Existing Options for an aggregate of 646,800 shares of Common Stock with an average per share exercise price of approximately $15.87 elected to participate in the Initial Exchange Program and were issued Initial New Options covering the same aggregate number of underlying shares as they had held pursuant to their respective Existing Options. Other than the new exercise price and the commencement of a new vesting schedule, the option agreements relating to the Initial New Options are substantially identical to the option agreements of the Existing Options they replaced.

    On December 11, 1998, the Compensation Committee of the Board of Directors approved a second stock option exchange program (the "Exchange Program"), pursuant to which certain employees and officers holding incentive stock options
(i) awarded under the Initial Exchange Program, (ii) awarded under the 1995 Plan during 1998 ("1998 Options") and (iii) assumed in connection with the Company's assumption of the Essential Communication Corporation ("Essential") stock option plan in conjunction with the Company's acquisition of Essential ("Essential Options"), were given the opportunity, within certain limitations, to exchange such options (Initial New Options, 1998 Options and Essential Options, together the "Old Options") for new options (the "New Options"), based on the fair market value of the Company's Common Stock at the close of business on December 14, 1998. All outside directors of the Company, the President and Chief Executive Officer, and one Executive Vice President were ineligible to participate in the Exchange Program.

    Pursuant to the Exchange Program, holders of the Old Options were offered the opportunity to exchange, on a share-for-share basis, such options for New Options having an exercise price of $2.50 per share, the fair market value of the Company's Common Stock on the exchange date of December 14, 1998 (the "New Exchange Date"). In accordance with the 1995 Plan, each employee, unless otherwise ineligible, could exchange options up to 50,000 shares of the Company's Common Stock less all other option grants provided to the employee during 1998. Each New Option was awarded under the 1995 Plan and vests and is exercisable with respect to 33.3% of the shares covered thereby on each anniversary date of the New Exchange Date. Eligible employees holding Old Options for an aggregate of 859,524 shares of Common Stock with an average per share exercise price of approximately $7.40 per share elected to participate in the Exchange Program and were issued New Options covering the same aggregate number of underlying shares as they had held pursuant to their respective Old Options. Other than the new exercise price and the commencement of a new vesting schedule, the option agreements relating to the New Options are substantially identical to the option agreements of the Old Options they replaced.

    Both option exchange programs resulted from the significant declines in the market value of the Company's Common Stock since issuance of the Existing Options and Old Options, causing the Existing Options and Old Options to be exercisable at prices which substantially exceeded the market value of the Common Stock. In approving both exchange programs and in keeping with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees, the Compensation Committee acknowledged that retention and attraction of qualified employees are critical to the Company's success and its ability to continue to meet its performance objectives. Additionally, recognizing that stock options constitute a significant component of the Company's compensation structure, the Compensation Committee deemed it important to regain the incentive intended to be provided by the Existing Options and Old

Options to purchase shares of the Company's Common Stock and therefore serve as a significant factor in the Company's ability to continue to attract and retain the services of superior quality personnel.

Respectfully submitted,

                                          COMPENSATION COMMITTEE
                                          of the Board of Directors

                                          Robert Anderson (Chairman)
                                          Donald M. Johnston
                                          J. Fred Bucy
                                          William A. Roper, Jr.
                                          Douglas M. Schrier

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    No member or nominee for election as a member of the Board of Directors or any committees of the Board has an interlocking relationship with the board (or member of such board) or any committee (or member of such committee) of a board of any other company.

STOCK PERFORMANCE INFORMATION

    The following chart illustrates the percentage of change in the cumulative total stockholder return on the Company's Common Stock for the applicable portion of the fiscal year ended December 31, 1992 (since the Company's initial public offering of Common Stock) and each of the six fiscal years in the six-year period ended December 31, 1998, compared with the cumulative total return on the Center for Research in Securities Prices ("CRSP") Total Return Index for The Nasdaq Stock Market and the CRSP Total Return Index for Nasdaq Computer Manufacturing Stocks, respectively, for the same periods.

                               STOCK PERFORMANCE*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                CRSP TOTAL RTN. INDEX FOR    CRSP TOTAL RTN. INDEX FOR

             ODS Networks, Inc    The Nasdaq Stock Market    Nasdaq Computer Mfg. Stocks
5/21/92                 100.00                     100.00                         100.00
12/31/92                194.44                     117.51                         125.29
12/31/93                152.78                     134.26                         118.34
12/31/94                323.61                     131.34                         130.16
12/31/95                561.11                     190.04                         204.83
12/31/96                266.66                     233.92                         272.62
12/31/97                143.11                     287.17                         329.79
12/31/98                 66.67                     402.90                         716.10

                                       5/21/92   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98
ODS Networks, Inc.                         100     194.44     152.78     323.61     561.11     266.66     143.11      66.67
CRSP Total Rtn. Index for The
  Nasdaq Stock Market                      100     117.51     134.26     131.34     190.04     233.92     287.17     402.90
CRSP Total Rtn. Index for Nasdaq
  Computer Mfg. Stocks                     100     125.29     118.34     130.16     204.83     272.62     329.79      716.1

------------------------------

* The comparison assumes (i) $100 was invested on May 21, 1992 (the effective date of the Company's initial public offering of Common Stock) in the Company's Common Stock and in each of the foregoing indices and (ii) that any dividends paid by companies included in the comparative indices were reinvested in additional shares of the same class of equity securities of such companies at the frequency with which dividends were paid during the applicable periods depicted.

    The stock performance information depicted in the foregoing chart is not necessarily indicative of future stock performance. The chart shall not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates such information by reference.

                              CERTAIN TRANSACTIONS

    On September 30, 1998, the Company loaned Jerry W. Pate, an executive officer of the Company, the principal sum of $1.3 million, secured by the Company's common stock. Subsequent to September 30, 1998 payments of approximately $73,000 were received from Mr. Pate.

               COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

    Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation promulgated pursuant to the Exchange Act to furnish the Company with copies of all Section 16(a) report forms they file with the SEC.

    Based solely on its review of the copies of such report forms received by it with respect to fiscal year 1998, the Company believes that all filing requirements applicable to its directors, officers and persons who own more than 10% of a registered class of the Company's equity securities have been timely complied with in accordance with Section 16(a) of the Exchange Act.

                             STOCKHOLDER PROPOSALS

    Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the stockholders consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the 2000 Annual Meeting of Stockholders, such proposals must be received by the Company not later than November 24, 1999. Such proposals should be directed to ODS Networks, Inc., 1101 East Arapaho Road, Richardson, Texas 75081, Attention: Secretary (telephone: (972) 234-6400; telecopy: (972) 234-1467).

    Pursuant to new amendments to Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2000 annual meeting of stockholders does not notify the Company of such proposal on or prior to February 4, 2000, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2000 proxy statement.

                            EXPENSES OF SOLICITATION

    All costs incurred in the solicitation of Proxies for the Meeting will be borne by the Company. In addition to the solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telefax, or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. In addition, ChaseMellon Shareholder Services LLC has been retained by the Company to aid in the solicitation of Proxies and will solicit Proxies by mail, telephone, telefax and personal interview and may request brokerage houses and nominees to forward soliciting material to beneficial owners of Common Stock. For these services, ChaseMellon Shareholder Services LLC will be paid fees not to exceed $5,000, plus incidental expenses estimated at $500.

                        ADDITIONAL INFORMATION AVAILABLE

    UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER, THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF THE COMPANY'S 1998 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SEC, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE REQUEST SHOULD BE DIRECTED TO THE SECRETARY AT THE COMPANY'S OFFICES INDICATED ABOVE.

    The Company's 1998 Annual Report on Form 10-K accompanies this Proxy Statement. The Annual Report on Form 10-K, which includes financial statements, does not form and is not to be deemed part of this Proxy Statement.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Directors and management are not aware of any other matter, other than those described herein, which will be presented for consideration at the Meeting. Should any other matter requiring a vote of the stockholders properly come before the Meeting or any adjournment thereof, the enclosed Proxy confers upon the persons named in and entitled to vote the shares represented by such Proxy discretionary authority to vote the shares represented by such Proxy in accordance with their best judgment in the interest of the Company on such matters. The persons named in the enclosed Proxy also may, if it is deemed advisable, vote such Proxy to adjourn the Meeting from time to time.

    PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          TIMOTHY W. KINNEAR
                                          SECRETARY

Richardson, Texas
March 20, 1999

P                                ODS NETWORKS, INC.
                               1101 EAST ARAPAHO ROAD
R                              RICHARDSON, TEXAS 75081

O                 ANNUAL MEETING OF STOCKHOLDERS-APRIL 21, 1999

X     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

Y        The undersigned stockholder(s) of ODS Networks, Inc., a Delaware corporation (the "Company"), hereby appoints G. Ward Paxton and T. Joe Head, and each of them, attorneys-in-fact and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Holiday Inn Richardson Select, 1655 N. Central Expressway, Richardson, Texas 75080, at 10:00 A.M., local time, on Wednesday, April 21, 1999, and at any adjournment thereof.



                         (CONTINUED ON REVERSE SIDE)


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

This Proxy, when properly executed will be voted as directed herein by the                      Please mark
undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.        your votes as
                                                                                                indicated in     /X/
PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2                                                     this example

1. Election of Directors                           Nominees:  G. Ward Paxton, J. Fred Bucy, T. Joe Head, Donald M. Johnston
                                                              Timothy W. Kinnear, William A. Roper, Jr., and Douglas M. Schrier
   FOR all nominees         WITHHOLD
   (except as marked        AUTHORITY
    to the contrary)  to vote for all nominees     INSTRUCTION:   To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.
         / /                   / /

                                                   -------------------------------------------------------------------------------

2. Ratification of the appointment of Ernst & Young      In their discretion, such attorneys-in-fact and proxies are authorized to
   LLP as independent auditors of the Company for        vote upon such other business as properly may come before the meeting.
   the fiscal year ending December 31, 1999.

       FOR       AGAINST        ABSTAIN

       / /         / /            / /
                                                                    I will  / /    will not  / /     be attending the meeting

                                                                                       YOU ARE REQUESTED TO COMPLETE, DATE,
                                                                                       SIGN, AND RETURN THIS PROXY PROMPTLY. ALL
                                                                                       JOINT OWNERS MUST SIGN. PERSONS SIGNING
                                                                                       AS EXECUTORS, ADMINISTRATORS, TRUSTEES,
                                                                                       CORPORATE OFFICERS, OR IN OTHER REPRE-
                                                                                       SENTATIVE CAPACITIES SHOULD SO INDICATE.

                                                                                       Date:------------------------------,1999

                                                                                       ----------------------------------------
                                                                                       Signature

                                                                                       ----------------------------------------
                                                                                       Signature



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